SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 5, 2008
Date of Report (date of earliest event reported)
OMNITURE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-52076	87-0619936

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
550 East Timpanogos Circle
Orem, UT 84097
(Address, including zip code, of principal executive offices)
(801) 722-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
          This Amendment No. 1 is being filed by Omniture, Inc. (“Omniture”) to amend Item 9.01 of its Current Report on Form 8-K originally filed by Omniture with the Securities and Exchange Commission on November 12, 2008 in connection with Omniture’s acquisition of certain assets, including intellectual property and other business assets, of Mercado Software Limited (“Mercado”). As indicated in the original Form 8-K, this Form 8-K/A is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K.
          The pro forma financial information required by Item 9.01(b) of Form 8-K (attached hereto as Exhibit 99.2) sets forth certain unaudited pro forma condensed combined financial information of Omniture after giving effect to the acquisition of each of Touch Clarity Limited (“Touch Clarity”), Offermatica Corporation (“Offermatica”) and Visual Sciences, Inc. (“Visual Sciences”), as well as the acquisition of certain assets of Mercado and adjustments described in such pro forma financial information. The acquisition of Touch Clarity closed on March 1, 2007 and the acquisition of Offermatica closed on December 13, 2007. The acquisition of Visual Sciences closed on January 17, 2008. The acquisition of certain assets of Mercado closed on November 5, 2008.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of the Business Acquired
          The following financial statements of Mercado required by this Item 9.01(a) are being filed as Exhibit 99.1 to this amendment and are incorporated by reference herein:
Mercado’s audited consolidated balance sheet as of December 31, 2007 and unaudited consolidated balance sheet as of September 30, 2008, Mercado’s audited consolidated statement of operations for the fiscal year ended December 31, 2007 and unaudited statement of operations for the nine months ended September 30, 2007 and 2008, Mercado’s audited consolidated statement of stockholders’ equity (deficit) for the fiscal year ended December 31, 2007 and unaudited consolidated statement of stockholders’ deficit for the nine months ended September 30, 2008 and Mercado’s audited consolidated statement of cash flows for the fiscal year ended December 31, 2007 and Mercado’s unaudited consolidated statement of cash flows for the nine months ended September 30, 2007 and 2008.
     (b) Pro Forma Financial Information
          The following pro forma financial information required by this Item 9.01(b) is filed as Exhibit 99.2 to this amendment and is incorporated by reference herein:
The unaudited pro forma condensed combined financial statements of Omniture after giving effect to the acquisitions of Touch Clarity, Offermatica and Visual Sciences, as well as certain assets of Mercado, and adjustments described in such pro forma financial information.
     (d) Exhibits
23.1	Consent of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, an independent accounting firm.

99.1	Mercado’s audited consolidated balance sheet as of December 31, 2007 and unaudited consolidated balance sheet as of September 30, 2008, Mercado’s audited consolidated statement of operations for the fiscal year ended December 31, 2007 and unaudited statement of operations for the nine months ended September 30, 2007 and 2008, Mercado’s audited consolidated statement of stockholders’ equity (deficit) for the fiscal year ended December 31, 2007 and unaudited consolidated statement of stockholders’ deficit for the nine months ended September 30, 2008 and Mercado’s audited consolidated statement of cash flows for the fiscal year ended December 31, 2007 and Mercado’s unaudited consolidated statement of cash flows for the nine months ended September 30, 2007 and 2008.

99.2	Unaudited pro forma condensed combined financial statements.

SIGNATURES
          Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNITURE, INC.
	By:	/s/ Michael S. Herring
Michael S. Herring
Dated: January 21, 2009		Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

Exhibit
Number	Description

23.1	Consent of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, an independent accounting firm.

99.1	Mercado’s audited consolidated balance sheet as of December 31, 2007 and unaudited consolidated balance sheet as of September 30, 2008, Mercado’s audited consolidated statement of operations for the fiscal year ended December 31, 2007 and unaudited statement of operations for the nine months ended September 30, 2007 and 2008, Mercado’s audited consolidated statement of stockholders’ equity (deficit) for the fiscal year ended December 31, 2007 and unaudited consolidated statement of stockholders’ equity (deficit) for the nine months ended September 30, 2008 and Mercado’s audited consolidated statement of cash flows for the fiscal year ended December 31, 2007 and Mercado’s unaudited consolidated statement of cash flows for the nine months ended September 30, 2007 and 2008.

99.2	Unaudited pro forma condensed combined financial statements.